Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(Jan)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current month	$0.0320	$0.0274	$—	$—	$0.0046	85.6%	0.0%	0.0%	14.4%
(FYE 10/31)
	Fiscal YTD	$0.0960	$0.0823	$—	$—	$0.0137	85.7%	0.0%	0.0%	14.3%
PMO	Current month	$0.0531	$0.0531	$—	$—	$—	100.0%	0.0%	0.0%	0.0%
(FYE 4/30)
	Fiscal YTD	$0.6110	$0.5056	$0.0175	$0.0879	$—	82.7%	2.9%	14.4%	0.0%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 12/31/20

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	5.56%	4.68%	4.48%	4.68%
PMO (FYE 4/30)	5.93	6.98	15.84	4.89

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period, which includes an extra taxable income distribution in December of $0.0277 for PMO.

† Total fiscal period distributions annualized and divided by NAV at the end of the period, which includes an extra taxable income distribution in December of $0.0277 for PMO.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

SU006_BW 324763 1/21

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(Feb)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current month	$0.0320	$0.0259	$—	$—	$0.0061	80.9%	0.0%	0.0%	19.1%
(FYE 10/31)
	Fiscal YTD	$0.1280	$0.1082	$—	$—	$0.0198	84.5%	0.0%	0.0%	15.5%
PMO	Current month	$0.0531	$0.0531	$—	$—	$—	100.0%	0.0%	0.0%	0.0%
(FYE 4/30)
	Fiscal YTD	$0.6641	$0.5587	$0.0175	$0.0879	$—	84.1%	2.6%	13.2%	0.0%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 1/31/21

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	5.67%	4.62%	6.42%	4.62%
PMO (FYE 4/30)	5.93	4.53	17.70	4.79

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period, which includes an extra taxable income distribution in December of $0.0277 for PMO.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

SU006_BW 325003 2/21

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(Mar)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current month	$0.0320	$0.0263	$—	$—	$0.0057	82.2%	0.0%	0.0%	17.8%
(FYE 10/31)
	Fiscal YTD	$0.1600	$0.1345	$—	$—	$0.0255	84.1%	0.0%	0.0%	15.9%
PMO	Current month	$0.0531	$0.0531	$—	$—	$—	100.0%	0.0%	0.0%	0.0%
(FYE 4/30)
	Fiscal YTD	$0.7172	$0.6118	$0.0175	$0.0879	$—	85.3%	2.4%	12.3%	0.0%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 2/28/21

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	5.25%	4.71%	4.78%	4.71%
PMO (FYE 4/30)	5.36	4.66	14.88	4.90

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period, which includes an extra taxable income distribution in December of $0.0277 for PMO.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

SU006_BW 325372 3/21

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(Apr)	income	gains	gains	capital	income	gains	gains	capital
PMM	Current month	$0.0320	$0.0261	$0.0059	$—	$—	81.6%	18.4%	0.0%	0.0%
(FYE 10/31)
	Fiscal YTD	$0.1920	$0.1606	$0.0059	$—	$0.0255	83.6%	3.1%	0.0%	13.3%
PMO	Current month	$0.0531	$0.0531	$—	$—	$—	100.0%	0.0%	0.0%	0.0%
(FYE 4/30)
	Fiscal YTD	$0.7703	$0.6649	$0.0175	$0.0879	$—	86.3%	2.3%	11.4%	0.0%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 3/31/21

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	5.26%	4.68%	5.84%	4.68%
PMO (FYE 4/30)	5.45	4.62	16.25	4.84

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period, which includes an extra taxable income distribution in December of $0.0277 for PMO.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

SU006_BW 325881 4/21

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(May)	income	gains	gains	capital	income	gains	gains	capital
PMM
(FYE 10/31)	Current month	$0.0320	$0.0254	$0.0066	$—	$—	79.4%	20.6%	0.0%	0.0%
	Fiscal YTD	$0.2240	$0.1860	$0.0125	$—	$0.0255	83.0%	5.6%	0.0%	11.4%
PMO
(FYE 4/30)	Current month	$0.0531	$0.0531	$—	$—	$—	100.0%	0.0%	0.0%	0.0%
	Fiscal YTD	$0.0531	$0.0531	$—	$—	$—	100.0%	0.0%	0.0%	0.0%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 4/30/21

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV†
PMM (FYE 10/31)	5.40%	4.62%	7.54%	4.62%
PMO (FYE 4/30)	5.51	4.57	18.13	4.77

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

† Total fiscal period distributions annualized and divided by NAV at the end of the period, which includes an extra taxable income distribution in December of $0.0277 for PMO.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

SU006_BW 326194 5/21

Sources of fund distributions

19(a) Notice

The table below provides an estimate of the sources of the Fund’s current distribution and its cumulative distributions paid this fiscal year-to-date. Amounts are expressed on a per share of common stock basis, and as a percentage of the distribution amount.

				Estimated sources and percentages of distributions
				Short-	Long-		Net	Short-	Long-
		Per share	Net	term	term		invest-	term	term
		distribution	investment	capital	capital	Return of	ment	capital	capital	Return of
Ticker	Time period	(June)	income	gains	gains	capital	income	gains	gains	capital
PMM
(FYE 10/31)	Current month	$0.0320	$0.0265	$0.0055	$—	$—	82.8%	17.2%	0.0%	0.0%
	Fiscal YTD	$0.2560	$0.2125	$0.0180	$—	$0.0255	83.0%	7.0%	0.0%	10.0%
PMO
(FYE 4/30)	Current month	$0.0531	$0.0531	$—	$—	$—	100.0%	0.0%	0.0%	0.0%
	Fiscal YTD	$0.1062	$0.1062	$—	$—	$—	100.0%	0.0%	0.0%	0.0%

The table below provides information regarding distributions and total return performance for various periods.

Data as of 5/31/21

	Annualized		Cumulative
	5-year return	Current distribution	Fiscal YTD return	Fiscal YTD distribution
Ticker	at NAV	rate at NAV*	at NAV	rate at NAV
PMM (FYE 10/31)	5.46%	4.59%	8.73%	4.59%
PMO (FYE 4/30)	5.56	4.54	1.03	4.54

Performance includes the deduction of management fees and administrative expenses, assumes reinvestment of distributions, and does not account for taxes.

* Most recent distribution annualized and divided by NAV at the end of the period.

Total fiscal period distributions annualized and divided by NAV at the end of the period, which includes an extra taxable income distribution in December of $0.0277 for PMO.

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Distribution Policy.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”.

The amounts and sources of distributions reported in this 19(a) Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend on the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-Div for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Please call your financial advisor with any questions.

SU006_BW 326462 6/21